A&Q MASTERS FUND

PROSPECTUS SUPPLEMENT

dated september 2018

The information set forth below supplements and supersedes any contrary information contained in the Fund's Prospectus dated August 1, 2018. Prospective investors are urged to read carefully the Fund's Prospectus, which is provided together with (or has preceded) this Supplement. If the prospective investor wishes to invest in the Fund, the investor must complete, execute and return the Fund's Investor Certificate.

The expense table set forth in the Prospectus under the caption "Summary of Fund Expenses" is amended and restated in its entirety as follows:

Shareholder Transaction Expenses
Maximum Sales Load(1) (percentage of purchase amount)	2.00%
Maximum Redemption Fee	None	(2)
Offering Expenses Borne by the Fund (as a percentage of offering amount)	0.03%

Annual Expenses (as a percentage of net assets attributable to Shares)
Advisory Fee	1.25%
Incentive Fee(3)	0.29	%(4)
Interest Payments on Borrowed Funds(5)	0.03%
Other Expenses(6)	0.81%
Acquired Fund Fees and Expenses(7)	6.05%
Total Annual Expenses	8.43%
Expense Waiver(8)	(0.47)%

Total Annual Expenses(9) (after expense waiver)	7.96%

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(1)	Generally, the stated minimum initial investment in the Fund is Shares with an initial value of at least $50,000, which minimum may be reduced for certain shareholders, but not below $25,000. Investments may be subject to a waivable sales load of up to 2%. See "Plan of Distribution."

(2)	While the Fund does not impose any charges on a repurchase of Shares in the Fund, it may allocate to tendering shareholders withdrawal or similar charges imposed by an Investment Fund if the Adviser determines to withdraw from the Investment Fund as a result of a tender and such a charge was imposed on the Fund.

(3)	The Fund pays the Adviser an Incentive Fee, on a quarterly basis, at an annual rate of 5% of the Fund's net profits, if any. For the purposes of calculating the Incentive Fee for any fiscal quarter, net profits are determined by taking into account net realized gain or loss (including realized gain that has been distributed to shareholders during such fiscal quarter and net of Fund expenses) and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income. No Incentive Fee will be payable for any fiscal quarter unless losses and depreciation from prior fiscal quarters (the "cumulative losses") have been recovered by the Fund. The cumulative loss to be recovered before payment of any Incentive Fees will be reduced in certain circumstances, including as a result of withdrawals by shareholders. The Adviser is under no obligation to repay any Incentive Fee previously paid by the Fund. The Incentive Fee is accrued monthly as a liability of the Fund and thus reduces the net asset value of all Shares. See "Risk Factors—Incentive Fee," "Management of the Fund—Incentive Fee" and "Redemptions, Repurchases of Shares and Transfers—Consequences of Repurchase Offers."

(4)	The Adviser earned Incentive Fees of $416,532 during the period from April 1, 2017 to March 31, 2018 (see footnote 3 above), which is expressed in the table as a percentage of the Fund's average net assets for the fiscal year ended March 31, 2018 of approximately $142 million. A larger Incentive Fee is reflective of positive investment performance. See "—Financial Highlights."

(5)	The Fund's interest expense for the fiscal year ended March 31, 2018 was $40,169.

(6)	"Other Expenses" are estimated based on average net assets of the Fund for the fiscal year ended March 31, 2018 of approximately $142 million. Prior to October 1, 2013, offerings of Shares were not registered under the Securities Act of 1933, as amended (the "Securities Act") and the Fund was not registered under the Investment Company Act. Because the Fund has registered offerings of Shares under both the Securities Act and the Investment Company Act, the Fund's annual "Other Expenses" may be higher than they were before such registrations and, accordingly, the Fund's financial performance may be lower than it appears in the Financial Highlights table below for periods prior to October 1, 2013. "Other Expenses" do not include any fees or expenses charged by Investment Funds (which are reflected separately under "Acquired Fund Fees and Expenses").

(7)	This calculation is based upon: (i) the fees and expenses of the Investment Funds in which the Fund is already invested (weighted by the relative amounts invested therein); and (ii) the fees and expenses of the Investment Funds in which the Fund intends to invest (weighted by the relative amounts of the anticipated net proceeds of the offering to be invested therein). Some or all of the Investment Funds in which the Fund invests charge incentive fees or allocations based on the Investment Funds' earnings. The incentive fees or allocations charged by unregistered Investment Funds in which the Fund invests generally are expected to approximate 20% of net profits. The "Acquired Fund Fees and Expenses" disclosed above are based on historic earnings of the Investment Funds in which the Fund invests, which may change substantially over time and, therefore, significantly affect "Acquired Fund Fees and Expenses." The amount of the Fund's average net assets used in calculating this percentage was based on average net assets for the fiscal year ended March 31, 2018 of approximately $142 million, plus anticipated net proceeds of approximately $366 million from the offering. The Adviser estimates that approximately 1.85% (as a percentage of the net assets attributable to Shares) of the 6.05% shown as "Acquired Fund Fees and Expenses" reflects operating expenses of the Investment Funds (i.e., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Funds). The Adviser estimates that the balance of approximately 4.20% is attributable to performance-based fees and allocations as well as other investment-related expenses of the Investment Funds (for example, interest expense, dividends paid on investments sold short, bank charges and commissions, stock loan fees, etc.).

(8)	The Adviser has contractually agreed, pursuant to an "Expense Limitation and Reimbursement Agreement" with the Fund, to limit in perpetuity the amount of "Specified Expenses" borne by the Fund to an amount not to exceed 1.62% per annum of the Fund's net assets (the "Expense Cap") (computed and applied on a monthly basis). "Specified Expenses" is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Incentive Fee, (ii) fees of the Investment Funds in which the Fund invests and (iii) extraordinary expenses. To the extent that Specified Expenses for any month exceed the Expense Cap, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may discontinue its obligations under the Expense Limitation and Reimbursement Agreement only with the consent of a majority of the Independent Trustees. To the extent that the Adviser pays or bears Specified Expenses, it will not seek reimbursement for any such amounts. See "Management of the Fund—Expense Limitation and Reimbursement Agreement."

(9)	Total annual expenses shown in the table will increase or decrease over time based on the Fund's asset level and other factors.

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